UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 15, 2025

Welsbach Technology Metals Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4422 N. Ravenswood Ave #1025

Chicago, Illinois 60640

(Address and zip code of principal executive offices)

(251) 280-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Successful Completion of UCC Foreclosure Sale of Collateralized Equipment

On September 12, 2025, the collateral agent, acting on behalf of a syndicate of secured creditors, conducted a Uniform Commercial Code (UCC) foreclosure sale of collateralized equipment owned by Camston Wrather LLC and its affiliated entities. The syndicate of secured creditors successfully acquired the collateralized equipment through a credit bid.

Camston Wrather LLC had previously sought bankruptcy protection in Delaware with approximately US$139,000,000 (one hundred thirty-nine million) in secured debt from the syndicate.

Evolution Metals LLC (“EM”) is the majority interest holder in the syndicate of secured creditors.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations and beliefs of the management of WTMA and EM, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by WTMA and the following: WTMA’s ability to complete the proposed Business Combination or, if WTMA does not consummate such proposed Business Combination, any other initial business combination; the risk that the consummation of the proposed Business Combination is significantly delayed; the ability to recognize the anticipated benefits of the proposed Business Combination; the risk that the announcement and consummation of the proposed Business Combination disrupts EM’s current plans; following the closing of the proposed Business Combination, WTMA’s (which intends to change its name to Evolution Metals & Technologies Corp. (such post-closing entity is referred to as “New EM”)) ability to successfully integrate the business and operations of EM and the other Target Companies into its ongoing business operations and realize the intended benefits of New EM’s acquisition of the Target Companies; New EM’s ability to secure consistent feedstock for its operations; unexpected costs related to the proposed Business Combination; expectations regarding New EM’s strategies and future financial performance, including future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, product and service acceptance, market trends, liquidity, cash flows and uses of cash, capital expenditures, and New EM’s ability to invest in growth initiatives; satisfaction or waiver (if applicable) of the conditions to the proposed Business Combination, including, among other things: (i) approval of the proposed Business Combination and related agreements and transactions by the WTMA stockholders, the holder of the EM member units and the holders of the equity interests of the other Target Companies, (ii) receipt of approval for listing on Nasdaq Stock Market LLC (“Nasdaq”) the shares of WTMA common stock to be issued in connection with the Business Combination, and (iii) the absence of any injunctions; that the amount of cash available in the trust account and from certain other investments is at least equal to the minimum available cash condition amount, after giving effect to redemptions by WTMA stockholders and certain transaction expenses; the occurrence of any other event, change or other circumstances that could give rise to the termination of the that certain Amended and Restated Agreement and Plan of Merger, dated as of November 6, 2024, as amended, by and among WTMA, WTMA Merger Subsidiary LLC and EM; the implementation, market acceptance and success of New EM’s business model and growth strategy; the ability to obtain or maintain the listing of New EM’s common stock on Nasdaq following the proposed Business Combination; limited liquidity and trading of WTMA’s public securities; the amount of any redemptions by existing holders of WTMA common stock being greater than expected; WTMA’s ability to raise financing in the future; WTMA’s success in retaining or recruiting, or changes required in, New EM’s officers, key employees or directors following the completion of the proposed Business Combination; WTMA officers and directors allocating their time to other businesses and potentially having conflicts of interest with WTMA’s business or in approving the proposed Business Combination; the use of proceeds not held in the trust account or available to WTMA from interest income on the trust account balance; the impact of the regulatory environment and complexities with compliance related to such environment, including New EM’s ability to meet, and continue to meet, applicable regulatory requirements; New EM’s ability to execute its business plan, including with respect to its technical development and commercialization of products, and its growth and go-to-market strategies; New EM’s ability to achieve sustained, long-term profitability and commercial success; operational risks, including with respect to New EM’s use of agents or resellers in certain jurisdictions, New EM’s ability to scale up its manufacturing quantities of its products, New EM’s outsourcing of manufacturing and such manufacturers’ ability to satisfy New EM’s manufacturing needs on a timely basis, the availability of components or raw materials used to manufacture New EM’s products and New EM’s ability to process customer order backlog; New EM’s revenue deriving from a limited number of customers; geopolitical risk and changes in applicable laws or regulations, including with respect to New EM’s planned operations outside of the U.S. and Korea; New EM’s ability to attract and retain talented personnel; New EM’s ability to compete with companies that have significantly more resources; New EM’s ability to meet certain certification and compliance standards; New EM’s ability to protect its intellectual property rights and ability to protect itself against potential intellectual property infringement claims; the outcome of any known and unknown litigation and regulatory proceedings, including any proceedings that may be instituted against WTMA or EM following announcement of the proposed Business Combination; the potential characterization of New EM as an investment company subject to the Investment Company Act of 1940, as amended; and other factors detailed under the section entitled “Risk Factors” in the Registration Statement. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of WTMA, EM and the other Target Companies prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Except to the extent required by applicable law or regulation, WTMA, EM and the other Target Companies undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2025

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer

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